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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 14, 2000

                               INAMED CORPORATION
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             (Exact name of registrant as specified in its charter)

              Delaware                               59-0929629
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(State of Incorporation or Organization)     (IRS Employer Identification No.)

                                   001-09741
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                            (Commission File Number)

5540 Ekwill Street - Suite D, Santa Barbara, California               93111-2919
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   (Address of principal executive offices)                           (Zip Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     The Registrant entered into a Letter Agreement, dated February 14, 2000, with several affiliates of Appaloosa Management L.P. (the "Appaloosa Affiliates"), with respect to the shares of common stock, par value $0.01, beneficially owned by the Appaloosa Affiliates pursuant to which the Registrant has agreed to register those shares. The Letter Agreement is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
    (a)  Not applicable
    (b)  Not applicable
    (c)  Exhibits:

         The following exhibits are filed herewith:

Exhibit       Description

99.1 Letter Agreement, dated February 14, 2000, by and among Inamed Corporation, Appaloosa Investment Limited Partnership I, Palomino Fund Ltd., Palomino Investment Holdings Ltd. and Tersk LLC.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         INAMED CORPORATION


                                        BY: /s/ David E. Bamberger
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                                            Name: David E. Bamberger
                                            Title: Senior Vice President,
                                                   Secretary and General Cousel

Date: February 14, 2000
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                                 EXHIBIT INDEX


     99.1 Letter Agreement, dated February 14, 2000, by and among Inamed Corporation, Appaloosa Investment Limited Partnership I, Palomino Fund Ltd., Palomino Investment Holdings Ltd. and Tersk LLC.